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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                          MOONEY AEROSPACE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-21749                      95-4257380
         --------                   -------                      ----------
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)             File No.)                 Identification No.)


Louis Schreiner Field, Kerrville, TX                                    78028
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code (830) 896-6000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE


         On November 14, 2003, Mooney Aerospace Group, Ltd. ("Mooney"), Mooney Airplane Company ("MAC"), the wholly owned subsidiary of Mooney, and BLX Commercial Capital LLC ("BLX") entered into a Loan Agreement (the "BLX Agreement"), pursuant to which BLX agreed to loan $5,000,000 (the "BLX Loan") to MAC. The proceeds of the BLX Loan were used to pay in full all of the Company's remaining obligations to Congress Financial Corporation. The remaining proceeds of the BLX Loan will be used to fund working capital.

         The BLX Loan is guaranteed under the U.S. Department of Agriculture Business and Industry Guaranteed Loan Program, has a term of 25 years, bears interest at 2.00% over the Prime Rate, adjustable quarterly. In connection with the BLX Loan, the Company, MAC and BLX also entered into a security agreement dated as of November 14, 2003 (the "Security Agreement"), pursuant to which the BLX Loan is secured by, among other things, Mooney's FAA Type Certificate.

         The terms of the BLX Loan were described in a press release (the "Press Release") issued by Mooney on November 21, 2003.

         On November 17, 2003, the Company finalized documentation of the revolving loan (the "Revolving Loan") described in Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Commission on June 17, 2003. The Revolving Loan is evidenced by separate promissory notes in the aggregate principal amount of $4,000,000 issued by MAC to two lenders (the "Lenders"), pursuant to an Amended and Restated Loan and Purchase Money Security Agreement (the "Loan Agreement"). The Revolving Loan has a term of three (3) years and bears interest at a rate of 10% per annum. The proceeds of the Revolving Loan will be used to finance the purchase of airplane parts to be used in the manufacture of airplanes, and is secured by parts and equipment purchased with such proceeds.

INCORPORATION BY REFERENCE

         The descriptions of the BLX Agreement, the Security Agreement, the Press Release and the Loan Agreement discussed above are qualified in their entirety by reference to such documents, each of which is attached as an exhibit hereto and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

                  10.1 Loan Agreement, dated as of November 14, 2003 by and among BLX Commercial Capital, LLC, Mooney Airplane Company, Inc. and Mooney Aerospace Group, Ltd. and J. Nelson Happy as Guarantor.

                  10.2 Security Agreement, dated as of November 14, 2003 by and among BLX Commercial Capital, LLC, Mooney Airplane Company, Inc. and Mooney Aerospace Group, Ltd. and J. Nelson Happy as Guarantor.

                  10.3 Amended and Restated Loan and Purchase Money Security Agreement, dated as of November 17, 2003, by and among Mooney Aerospace Group, Ltd., Mooney Airplane Company, Inc. Esquire Trade & Finance, Inc., Frasir Stiftung Balzers, Jenkens & Gilchrist Parker Chapin LLP (as Escrow Agent) and Barbara Mittman (as Collateral Agent).

                  99.1 Press Release, dated November 21, 2003.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2003

                                    MOONEY AEROSPACE GROUP, LTD.


                                    By:  /s/  J. Nelson Happy
                                         ---------------------------------------
                                    Name:  J. Nelson Happy
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

         10.1 Loan Agreement, dated as of November 14, 2003 by and among BLX Commercial Capital, LLC, Mooney Airplane Company, Inc. and Mooney Aerospace Group, Ltd. and J. Nelson Happy as Guarantor.

         10.2 Security Agreement, dated as of November 14, 2003 by and among BLX Commercial Capital, LLC, Mooney Airplane Company, Inc. and Mooney Aerospace Group, Ltd. and J. Nelson Happy as Guarantor

         10.3 Amended and Restated Loan and Purchase Money Security Agreement, dated as of November 17, 2003, by and among Mooney Aerospace Group, Ltd., Mooney Airplane Company, Inc. Esquire Trade & Finance, Inc., Frasir Stiftung Balzers, Jenkens & Gilchrist Parker Chapin LLP (as Escrow Agent) and Barbara Mittman (as Collateral Agent).

         99.1     Press Release, dated November 21, 2003.